Exhibit 99.1

October 31, 2017

Cathy A. King
Vice President & General Counsel
PAR Technology Corporation
8383 Seneca Turnpike
New Hartford, NY 13413

Dear Cathy:

By my signature below and for the reason that Dr. John W. Sammon, Jr. intends to take the company in a direction to which I disagree, I hereby resign from the Board of Directors of PAR Technology Corporation, my resignation date is contingent upon the appointment of a duly qualified successor to me on the Board.

Regards,

/s/ Todd Tyler
Todd Tyler

cc:	John Sten
Cindy Russo
Dr. John W. Sammon, Jr.